Exhibit 10.2

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS WARRANT NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

THIS WARRANT IS ISSUED PURSUANT TO THAT CERTAIN SUBSCRIPTION AGREEMENT DATED AS OF APRIL 22, 2010, BY AND BETWEEN THE COMPANY AND SUBSCRIBERS INCLUDING              (THE “INITIAL HOLDER”). ANY PURCHASER OR SUBSEQUENT HOLDER OF THIS WARRANT IS AWARE THAT THIS WARRANT MAY BE EXERCISED IN WHOLE BY THE INITIAL HOLDER OR ANY SUBSEQUENT HOLDER WITHOUT PRIOR SURRENDER TO THE COMPANY OF, OR NOTATION OF SUCH EXERCISE ON, THIS WARRANT. ANY SUCH PURCHASER OR SUBSEQUENT HOLDER OF THIS WARRANT TAKES THIS WARANT SUBJECT TO ANY PRIOR EXERCISE. ANY SUCH PURCHASER OR HOLDER OF THIS WARANT OR ANY INTEREST HEREIN SHOULD CONFIRM WITH THE COMPANY PRIOR TO COMPLETING ANY PURCHASE OF THIS WARANT THE OUTSTANDING SHARES REMAINING EXERCISABLE UNDER THIS WARRANT.

Right to Purchase shares of Common Stock of ChromaDex Corporation (subject to adjustment as provided herein)

FORM OF COMMON STOCK PURCHASE WARRANT

No.	Issue Date: , 2010

CHROMADEX CORPORATION, a corporation organized under the laws of the State of Delaware (the “Company”), hereby certifies that, for value received,                                                  ,                                                  , or its, his or her assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company at any time after the Issue Date until 5:00 p.m., E.S.T on the third anniversary of the Issue Date (the “Expiration Date”), up to                      fully paid and non-assessable shares of Common Stock at a per share purchase price of $0.21. The aforedescribed purchase price per share, as adjusted from time to time as herein provided, is referred to herein as the “Purchase Price.” The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Subscription Agreement (the “Subscription Agreement”), dated as of April 22, 2010, entered into by the Company, the Holder and the other signatories thereto.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(A) The term “Company” shall mean ChromaDex Corporation, a Delaware corporation, and any corporation which shall succeed or assume the obligations of ChromaDex Corporation hereunder.

(B) The term “Common Stock” shall mean (i) the Company’s Common Stock, $0.001 par value per share, and (ii) any Other Securities into which or for which any of the securities described in (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(C) The term “Corporate Transaction” shall mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:.

(a) a sale or other disposition of all or substantially all, as determined by the Board of Directors of the Company, in its discretion, of the consolidated assets of the Company and its subsidiaries;

(b) a sale or other disposition of at least fifty percent (50%) of the outstanding securities of the Company;

(c) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(d) a merger, consolidation or similar transaction following which the Company is the surviving corporation, but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(D) The “Fair Market Value” of a share of Common Stock as of a particular date (the “Determination Date”) shall mean:

(a) If the Company’s Common Stock is traded on an exchange or is quoted on the NASDAQ Global Market, NASDAQ Global Select Market, the NASDAQ Capital Market, the New York Stock Exchange or the American Stock Exchange, Inc., then the average of the closing sale prices of the Common Stock for the five (5) trading days immediately prior to (but not including) the Determination Date;

(b) If the Company’s Common Stock is not traded on an exchange or on the NASDAQ Global Market, NASDAQ Global Select Market, the NASDAQ Capital Market, the New York Stock Exchange or the American Stock Exchange, Inc., but is traded on the OTC Bulletin Board or in the over-the-counter market or Pink Sheets, then the average of the closing bid and ask prices reported for the five (5) trading days immediately prior to (but not including) the Determination Date;

(c) Except as provided in clause (d), below, and Section 3.1, if the Company’s Common Stock is not publicly traded, then as the Holder and the Company agree, or in the absence of such an agreement, by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided; or

(d) If the Determination Date is the date of a liquidation, dissolution or winding up of the Company, or any event deemed to be a liquidation, dissolution or winding up of the Company pursuant to the Company’s charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

(E) The term “Other Securities” refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

(F) The term “Warrant Shares” shall mean the Common Stock issuable upon exercise of this Warrant.

1. Exercise of Warrant.

1.1. Number of Shares Issuable upon Exercise. From and after the Issue Date through and including the Expiration Date, the Holder shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of Section 1.2, shares of Common Stock of the Company, subject to adjustment pursuant to Section 4 below.

1.2. Full Exercise. This Warrant may be exercised only in full by the Holder hereof by delivery to the Company of an original or facsimile copy of the form of subscription attached as Exhibit A hereto (the “Subscription Form”) duly executed by such Holder, to the Company at its principal office, accompanied by payment, in cash, wire transfer or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect. The Holder shall surrender this Warrant within two days after receipt of the Common Stock to the Company at its principal office.

1.3. Delivery of Stock Certificates, etc. on Exercise. The Company agrees that, provided the full purchase price listed in the Subscription Form is received as specified in Section 1.2, the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which delivery of a Subscription Form shall have occurred and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full, and in any event within five (5) business days thereafter (“Warrant Share Delivery Date”), the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and non-assessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share of Common Stock, together with any other stock or Other Securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

2. Cashless Exercise.

(a) Except as otherwise provided in this Section 2(a), this Warrant may be exercisable in whole for cash only as set forth in Section 1, above. If, however, (a) the Company has defaulted in the performance of any of its material liabilities, obligations and commitments pursuant to Section 11.1 of the Subscription Agreement, but only for so long as such default remains uncured, or (b) the Company is subject to a Corporate Transaction, and only with respect to Warrant Shares not included for unrestricted public resale in an effective Registration Statement on the date notice of exercise is given by the Holder, payment upon exercise may be made at the option of the Holder either in (i) cash, wire transfer or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Purchase Price, (ii) by delivery of Common Stock issuable upon exercise of this Warrant in accordance with Section 2(b) below (a “Cashless Exercise”) or (iii) by a combination of any of the foregoing methods, for the number of shares of Common Stock specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the Holder per the terms of this Warrant) and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

(b) Subject to the provisions herein to the contrary, if the Fair Market Value of one share of Common Stock is greater than the Purchase Price (at the date of calculation as set forth below), and to the extent that a Cashless Exercise is permitted under Section 2(a) above, in lieu of exercising this Warrant for cash, the holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) together with the delivery of a properly endorsed Subscription Form delivered to the Company by any means described in Section 11, in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

	X=	Y (A-B)
A

Where	X=	the number of shares of Common Stock to be issued to the Holder

	Y=	the number of shares of Common Stock purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the portion of this Warrant being exercised (at the date of such calculation)

	A=	Fair Market Value

	B=	Purchase Price (as adjusted to the date of such calculation)

For purposes of Rule 144 promulgated under the 1933 Act, it is intended, understood and acknowledged that, pursuant to applicable law, the Warrant Shares issued in a cashless exercise transaction in the manner described above shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the Issue Date. Notwithstanding the foregoing, the Company can provide no assurances to Holder that the law at the time of exercise will be the same as existing law, and the Holder assumes all risk in connection therewith.

3. Corporate Transactions. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation may, but shall not be obligated to, assume or continue this Warrant or substitute a similar warrant for this Warrant (it being understood that similar warrants include, but are not limited to, warrants to acquire the same consideration paid to the stockholders or the Company, as the case may be, pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to this Warrant may be assigned by the Company to the successor of the Company (or such successor’s parent company), if any, in connection with such Corporate Transaction. In the event that any surviving corporation or acquiring corporation does not assume or continue this Warrant or substitute a similar warrant for this Warrant, then (a) if the Fair Market Value of one share of Common Stock is greater than the Purchase Price (at the date of calculation as set forth in Section 2(b) above), this Warrant shall be deemed to have been automatically exercised by the Holder by a Cashless Exercise immediately prior to the Closing, or (b) if the Fair Market Value of one share of Common Stock is not greater than the Purchase Price, the Company may cancel this Warrant effective as of the consummation of such Corporate Transaction (the “Closing”), provided that it will notify the Holder of the proposed Corporate Transaction a reasonable period of time prior to the Closing so that the Holder will be given an opportunity to exercise this Warrant prior to the cancellation thereof.

4. Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

5. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of this Warrant, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder and any Warrant Agent of the Company (appointed pursuant to Section 9 hereof).

6. Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial Statements. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of this Warrant.

7. Assignment; Exchange of Warrant. Subject to compliance with applicable securities laws, and subject to the restrictive covenants set forth in Section 4(p) of the Subscription Agreement, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a “Transferor”). On the surrender for exchange of this Warrant, with the Transferor’s endorsement in the form of Exhibit B attached hereto (the “Transferor Endorsement Form”) and together with an opinion of counsel reasonably satisfactory to the Company that the transfer of this Warrant will be in compliance with applicable securities laws, the Company, at the Holder’s expense, but with payment by the Transferor of any applicable transfer taxes, will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a “Transferee”), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of this Warrant so surrendered by the Transferor. No such transfers shall result in a public distribution of this Warrant.

8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at the Holder’s expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

9. Warrant Agent. The Company may, by written notice to the Holder of this Warrant, appoint an agent (a “Warrant Agent”) for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such Warrant Agent.

10. Transfer on the Company’s Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

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11. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be made in accordance with Section 13(a) of the Subscription Agreement.

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

CHROMADEX CORPORATION

By:
Name:
Title:

Exhibit A

FORM OF SUBSCRIPTION

(to be signed only on exercise of Warrant)

TO: CHROMADEX CORPORATION

The undersigned, pursuant to the provisions set forth in Warrant (No.             ), (a copy of which is attached hereto) hereby irrevocably elects to purchase (check applicable box):

shares of the Common Stock covered by such Warrant; or

the maximum number of shares of Common Stock covered by such Warrant pursuant to the Cashless Exercise procedure set forth in Section 2 of the Warrant.

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $        . Such payment takes the form of (check applicable box or boxes):

$ in lawful money of the United States; and/or

the cancellation of such portion of the attached Warrant as is exercisable for a total of shares of Common Stock (using a Fair Market Value of $ per share for purposes of this calculation); and/or the cancellation of such number of shares of Common Stock as is necessary, in accordance with the limitations and formula set forth in Section 2 of such Warrant, to exercise such Warrant with respect to the maximum number of shares of Common Stock purchasable pursuant to the Cashless Exercise procedure set forth in Section 2.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered pursuant to the DTC instructions below or to whose address is .

The undersigned represents and warrants to ChromaDex Corporation that (i) all offers and sales by the undersigned of the securities issuable upon exercise of such Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from registration under the Securities Act and (ii) that the rights represented by the such Warrant have not been previously sold, assigned or transferred to any other person(s). The undersigned covenants and agrees to deliver the original of such Warrant to ChromaDex Corporation in accordance with the terms of such Warrant,

DTC Instructions:

Dated:	(Signature must conform to name of holder as specified on the face of the Warrant)

(Address)

Exhibit B

FORM OF TRANSFEROR ENDORSEMENT

(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading “Transferees” the rights represented by the attached Warrant (No.             ) to purchase the percentage and number of shares of Common Stock of CHROMADEX CORPORATION to which such Warrant relates specified under the headings “Percentage Transferred” and “Number Transferred,” respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective rights on the books of CHROMADEX CORPORATION with full power of substitution in the premises. The undersigned hereby represents and warrants to ChromaDex Corporation that the rights represented by such Warrant have not been previously sold, assigned or transferred to any other person(s).

Transferees	Percentage Transferred	Number Transferred

Dated: ,
(Signature must conform to name of holder as specified on the face of the warrant)

Signed in the presence of:

(Name)
(address)

ACCEPTED AND AGREED: [TRANSFEREE]

(address)

(Name)